UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2021

CHW Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40764	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Manhattanville Road

Suite 403

Purchase, NY 10577

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: Tel: (914) 603-5016

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Redeemable Warrant	CHWAU	The Nasdaq Stock Market LLC

Ordinary Share, par value $0.0001 per share, included as part of the Units	CHWA	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Ordinary Share for $11.50 per share, included as part of the Units	CHWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 1, 2021, CHW Acquisition Corporation, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 12,500,000 units (the “Units”), including 1,500,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (each, an “Ordinary Share”), and one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $125,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-254422) related to the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 8, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 30, 2021, by and between the Company and Chardan Capital Markets, LLC, as representative of the underwriters (“Chardan”), a copy of which is attached as Exhibit 1.1 hereto and incorporated by reference;

●	A Warrant Agreement, dated August 30, 2021, by and between the Company and Vstock Transfer, LLC (“Vstock”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated by reference;

●	A Letter Agreement, dated August 30, 2021, (the "Letter Agreement") by and among the Company, its officers, its directors, the Company’s sponsor, CHW Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated August 30, 2021, by and between the Company and Wilmington Trust, National Association (“Wilmington”), as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference;

●	A Stock Escrow Agreement, dated August 30, 2021, by and among the Company, Vstock, as escrow agent, and the Sponsor, and certain other security holders of the Company, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference;

●	A Registration Rights Agreement, dated August 30, 2021, by and among the Company, the Sponsor, and certain other security holders of the Company, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference;

●	Indemnity Agreements, dated August 30, 2021, (the "Indemnity Agreements") by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.5 hereto and incorporated by reference;

●	An Administrative Services Agreement, dated August 30, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated by reference; and

●	A Private Placement Warrants Purchase Agreement (the "Private Placement Warrants Puchase Agreement"), dated August 30, 2021, by and between the Company and Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, and in accordance with the Private Placement Warrants Purchase Agreement, the Company completed the private placement sale of 4,238,636 Warrants (the “Private Warrants”) to the Sponsor, generating total proceeds of $4,238,636. The Private Warrants are identical to the Warrants sold in the IPO except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the Private Warrants. The issuance of the Private Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Simultaneously with the closing of the IPO, and in accordance with the Underwriting Agreement, the Company completed the private placement sale of 62,500 Ordinary Shares (the “Representative Shares”) to Chardan for nominal consideration. The Company issued the Representative Shares pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2021 and in connection with the IPO, Deb Benovitz, Victor Herrero, M. Carl Johnson, III, Jason Reiser, Gary Tickle, and Deborah Weinswig (the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Mr. Herrero serves as chairman of the Board.

Effective August 30, 2021, Messrs. Johnson and Reiser and Ms. Weinswig were appointed to the Board’s audit committee, with Mr. Johnson serving as chair. Effective August 30, 2021, Ms. Benovitz and Mr. Tickle were appointed to the Board’s compensation committee, with Mr. Tickle serving as chair.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Ms. Benovitz, Mr. Herrero, and Mr. Tickle and will expire at the Company’s first annual general meeting of shareholders; the term of office of the second class of directors, Class II, consists of Mr. Johnson, Mr. Reiser, and Ms. Weinswig and will expire at the Company’s second general annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Messrs. Grundman and Raskas and will expire at the Company’s third annual general meeting of shareholders.

On August 30, 2021, in connection with their appointments to the Board, each Director entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 30, 2021 and in connection with the IPO, the stockholders of the Company approved and adopted the Company’s Amended and Restated Memorandum and Articles of Association (the "A&R MoA"). The terms of the A&R MoA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R MoA is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events

A total of $125,000,000 comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account (the “Trust Account”) maintained by Wilmington acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the funds held in the Trust Account will not be released from the Trust Account until the earliest to occur of: (i) the completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 15 months from the closing of IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (iii) the redemption of the Company’s public shares if the Company has not completed an initial business combination within 15 months from the closing of the IPO, subject to applicable law.

In addition, the 3,162,500 Ordinary Shares of the Company (the “Founder Shares”) held by the Sponsor (prior to the exercise of the over-allotment) included an aggregate of up to 412,500 Founder Shares that were subject to forfeiture by the Sponsor to the extent that the underwriter’s over-allotment option was not exercised in full. Since the underwriter’s over-allotment was partially exercised, the Sponsor forfeited 37,500 Founder Shares.

On August 30, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On September 1, 2021, the Company issued a press release announcing the closing of the IPO and the underwriters’ overallotment option, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 30, 2021, by and between the Registrant and Chardan Capital Markets, LLC.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated August 30, 2021, by and between the Registrant and Vstock Transfer, LLC.
10.1	Letter Agreement, dated August 30, 2021, among the Registrant, the Registrant’s officers and directors, and CHW Acquisition Sponsor LLC.
10.2	Investment Management Trust Agreement, dated August 30, 2021, by and between the Registrant and Wilmington Trust, N.A.
10.3	Escrow Agreement, dated August, 2021, by and among the Registrant, Vstock Transfer, LLC and certain other security holders of the Registrant.
10.4	Registration Rights Agreement, dated August 10, 2021, by and among the Registrant, CHW Acquisition Sponsor LLC and certain other security holders of the Registrant.
10.5	Form of Indemnity Agreement, dated August 30, 2021, by and among the Registrant and each of the directors and officers of the Registrant.
10.6	Administrative Services Agreement, dated August 30, 2021, by and between the Registrant and CHW Acquisition Sponsor LLC
10.7	Private Placement Warrants Purchase Agreement, dated August 30, 2021, by and between the Registrant and CHW Acquisition Sponsor LLC
99.1	Press Release, dated August 30, 2021
99.2	Press Release, dated September 1, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHW ACQUISITION CORPORATION

	By:	/s/ Jonah Raskas
		Name:	Jonah Raskas
		Title:	Co-Chief Executive Officer

Dated: September 2, 2021